UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported):      April 7, 2008

INDUSTRIAL DISTRIBUTION GROUP, INC.

(Exact name of Registrant as Specified in its Charter)

Delaware	001-13195	58-2299339

(State or other Jurisdiction of	(Commission File	(IRS Employer
Incorporation or Organization)	Number)	Identification No.)

950 East Paces Ferry Road, N.E.
Suite 1575
Atlanta, Georgia	30326

(Address of principal executive offices)	(Zip code)
Registrant’s telephone number, including area code: (404) 949-2100
NOT APPLICABLE
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☑      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS.
     On April 7, 2008, the Company issued a press release announcing its consideration of two acquisition proposals received subsequent to the Company’s entry into a binding merger agreement with affiliates of Platinum Equity Advisors, LLC. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
(d)      Exhibits:
99.1	Press Release dated April 7, 2008 issued by Industrial Distribution Group, Inc.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 7, 2008
/s/ Jack P. Healey

Jack P. Healey Executive Vice President and Chief Financial Officer
Exhibit Index

Exhibit No.	Description

99.1	Press release of Industrial Distribution Group, dated April 7, 2008, announcing the Company’s consideration of two acquisition proposals received subsequent to the Company’s entry into a binding merger agreement with affiliates of Platinum Equity Advisors, LLC.